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                                                                    EXHIBIT 10.2

                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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                          CUSTOMER SERVICES AGREEMENT
                          ---------------------------

CONTRACT FOR PROVISION OF TELECOMMUNICATION-RELATED SERVICES EXECUTED BETWEEN AMERICAN TELESOURCE INTERNATIONAL, INC. (THE "COMPANY"), REPRESENTED BY ARTHUR
L. SMITH, PRESIDENT, AND_____________________________________("CUSTOMER"),
REPRESENTED BY ________, ITS ________________,ACCORDING TO THE FOLLOWING RECITALS, CLAUSES AND ADDENDA:

                                    RECITALS

I.   THE COMPANY STATES:

     I.1 That it is a corporation duly formed in accordance with the laws of the State of Texas in the United States of America.

     I.2 That its purpose, among others, is the provision of services related to telecommunications systems including, but not limited to, the construction, installation and maintenance of such systems.

     I.3 That the Company possesses all necessary authority from the Mexican government and the United States of America government to deliver telecommunication signals between the United States of America and the United States of Mexico.

     I.4 That its legal representative is the president and has all necessary legal authority to bind the Company to this Agreement.

     I.5  That it desires to enter into this Agreement with the Customer.

II.  THE CUSTOMER STATES:

          II.1   That it is a duly organized corporation pursuant to the laws of
                 _________________.

          II.2 That this Agreement is executed by a representative of Customer possessing all necessary legal authority to bind Customer to this Agreement.

          II.3   That it desires to enter into this Agreement with the Company.

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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          II.4   That its use of the Services provided pursuant to this
                 Agreement will be limited to those private communications necessary to the conduct of Customer's commercial activities.

                                    CLAUSES

     1. The Customer agrees to install and maintain the Equipment as part of the "turn-key" telecommunications services (the "Services"), specified in Addendum 1, to be provided to Customer, whose address and service locations are listed on Addendum 1. Upon execution by Customer and acceptance by Company, this document becomes a binding contract between them. The term "Customer" shall include all subsidiaries of Customer.

     2. TERM. This Agreement shall terminate sixty (60) months from the date Customer accepts the Services per paragraph 4, except as provided otherwise herein.

     3. CUSTOMER'S COMMITMENT. Customer hereby agrees to pay the amounts specified in Addendum 2 for the Services for the term of this Agreement and to perform the obligations specified in Paragraph 11 below.

     4. INSTALLATION SERVICES. The Company will install the Equipment at the Customer sites designated in Addendum 1, will perform site surveys and will make all necessary filings required in connection with the installation of the Equipment and operation of the Services, including those with the Mexican government. Prior to the installation by the Company, Customer shall have completed its obligations specified in Paragraph 11 below, and shall have notified the Company in writing of such completion. Upon completion of installation, Company and Customer shall conduct all such tests as either reasonably deems necessary to confirm operation of the Equipment and Services. Acceptance by Customer shall mark the beginning of the term established by paragraph 2, and billing of the Base Monthly Service Charges shall commence as of that date.

     5. SERVICE PERFORMANCE. The Services shall have a digital bit error rate of 10/7/ or better, per circuit ("Service Performance Standards"). The Company states, and Customer acknowledges, that satellite signal transmission services within the United States of Mexico are, by Mexican law, provided exclusively by a dependency of the Mexican government. Notwithstanding this, however, the Company shall be responsible for managing the satellite spectrum allocated to Customer and for ensuring that such signal transmission services (as well as other Services provided hereunder) are provided in accordance with the Service Performance Standards. A "Service Interruption" shall occur for the period of time that the Services fail to meet the Service Performance Standards. A Service Interruption begins when the Company independently becomes aware of a Service Interruption or when the Company acknowledges Customer's notification of

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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Service Interruption and ends at the time that the Services have been restored to applicable Service Performance Standards. Company shall immediately acknowledge notification of a Service Interruption upon receipt of notice from Customer. If a Service Interruption occurs of greater than four (4) continuous hours during the normal business hours, Customer shall be credited against its Base Monthly Service Charge for the month next following for each hour the Service Interruption continues based on a 720-hour month. A failure to meet the applicable Service Performance Standards will not constitute a Service
                                              ---
Interruption when that failure is the result of any of the following causes:

     (a) The failure or non-performance of any Customer-provided facilities or equipment;

     (b)  An act or failure to act of Customer, its employees, or agents;

     (c)  Customer-requested Service or Equipment modification;

     (d) Suspensions or terminations of Service made in accordance with these standard terms and conditions;

     6. MAINTENANCE; OUTAGE RESPONSE PROCEDURE. The Company shall provide all necessary and required maintenance, including regular, scheduled maintenance for the Equipment pursuant to this Agreement and in consideration for the Base Monthly Service Charge specified in Addendum 2. When the Company receives notification or independently becomes aware of a service problem, Company shall immediately begin diagnostic efforts to isolate the source of the service outage. If dispatch of service personnel is required, such personnel shall be dispatched within a reasonable period of time and in accordance with commercial transportation schedules. The Company shall use all commercially reasonable efforts to remedy the service problems as soon as possible. Unless approved in writing by Company, no party other than Company or its designee shall provide any maintenance, installation or repair services in connection with the Equipment or Services.

     7. RENEWAL. This Agreement will be renewed automatically at the end of the initial sixty (60) months for additional terms of twelve (12) months unless, not less than ninety (90) days before the expiration of the then-effective term, either party notifies the other in writing of its intention not to renew.

     8.   CHARGES AND PAYMENT.

     The Base Monthly Service Charge specified in Addendum 2 is payable in advance each month during the Term of this Agreement. The Base Monthly Service Charge for less than a full month will be prorated on a thirty (30) day month basis. Company shall invoice Customer at the beginning of each month for charges due for such month and Customer

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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shall pay the Company all charges due within ten (10) days of billing date.
Customer shall have the option of payment via wire transfer as specified in Addendum 2. In the event that any charges are not paid by the Customer when due, the Company reserves the right, consistent with Paragraphs 15 and 16 below, to terminate this Agreement for cause, or, in the alternative, to charge Customer a late payment charge calculated on the outstanding balance then due, with such late payment charge equal to the maximum late-payment charge allowable under Texas law, up to 1.5 percent per month on the unpaid balance.

    9. ASSIGNMENT. Neither party shall assign this Agreement without the prior written consent of the other party, which consent will not be withheld or delayed unreasonably. Any party to whom the rights and obligations under this Agreement are assigned shall assume all such assigned rights and obligations in full, and all performance standards and customer remedies for performance failures shall remain in force.

     10. TITLE. Title to the Equipment shall remain at all times in the Company.

     11.  RESPONSIBILITIES.

     a)   The Company shall be responsible, at its expense, for:

          (i) obtaining all necessary licenses and permits to provide the Services to Customer;

          (ii) ensuring that the Services comply with all applicable federal, state and local laws, rules and regulations;

          (iii) ensuring that the Services do not infringe upon the rights of any third party; and

          (iv) taking all actions necessary to provide the Services to Customer, excepting only those actions which Customer agrees to perform at its own expense.

     b) Customer will meet the following Customer obligations and the Customer will reimburse all costs incurred as a result of the Customer's failure to meet such obligations:

          (i) Customer shall provide on-site electrical power, site security and site modifications, as well as obtaining necessary rights of access to the site, and owner consents, governmental approvals and authorizations for the facilities to be placed on the site including applicable zoning approvals.

          (ii) Unless otherwise agreed in writing between the parties, Customer shall be responsible for any modifications to Customer's on-premises telecommunications facilities (e.g., PBX, telephone handsets) required to interface

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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     with the Equipment.

          (iii) Customer shall permit Company personnel to inspect the Equipment and any associated equipment installed at Customer's facilities from time to time as required for the Company to perform its obligations hereunder. Customer hereby grants the Company and the Company's authorized representatives safe access to all Equipment in Customer's premises, and will arrange permitted access to areas of third-party facilities and premises. The Company will comply with Customer's standard rules and regulations for access.

           (iv) Customer shall provide the Company service representatives with access to electrical power, water and other utilities as well as telephone access to the public switched network, as required by the Company for its performance under the Agreement.

            (v) Customer shall assist in performing fault isolation and, in case of service problems, Customer facility personnel shall cooperate with and assist the Company service representatives, as required, with installation, troubleshooting and fault isolation. Customer facilities shall be staffed adequately to assist the Company in the troubleshooting and fault isolation of remote sites.

           (vi) Customer will maintain site environment conditions (e.g., ambient temperature and humidity) necessary for efficient operation of the Equipment.

     12. INDEMNIFICATION. Each party shall indemnify and hold the other party harmless from and against any claim or damages relating to property damage or personal injury where such property damage or personal injury is the result of the indemnifying party or its agents, employees or representatives. Such indemnification shall include all court costs and attorneys' fees.

     13. LIMITATION OF LIABILITY. The Company's sole liability hereunder is limited to installing the Equipment and to providing Services in accordance with the terms of this Agreement, as well as to its liability to indemnify the Customer per paragraph 12 above. THE FOREGOING UNDERTAKING IS IN LIEU OF ALL OTHER OBLIGATIONS, WARRANTIES, OR UNDERTAKINGS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL BE LIABLE AS FOLLOWS: (a) TO INDEMNIFY CUSTOMER AS PROVIDED IN PARAGRAPH 12, (b) TO INDEMNIFY AND HOLD CUSTOMER HARMLESS FOR BREACHES OF THE COMPANY'S OBLIGATIONS UNDER PARAGRAPH 11, AND (c) FOR BREACHES OF THE COMPANY'S OBLIGATION UNDER PARAGRAPH 17. In no event shall either party be liable for consequential,
                                ------------
indirect, incidental or special damages.

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249
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     14.  FORCE MAJEURE. Neither party shall be liable to the other if
          -------------
performance of any part of this Agreement is delayed or rendered impossible because of causes beyond such party's control (hereinafter referred to as a "Force Majeure Event"), provided that the party who has been so affected shall immediately give notice to the other party of the nature of any such conditions and the extent of delay and shall do everything possible to resume performance. Upon occurrence of a Force Majeure Event, all obligations under this Agreement shall immediately be suspended and extended. If the period of nonperformance exceeds ten (10) days, the party whose ability to perform has not been so affected may by giving written notice to the other party terminate this Agreement.

     15.  DEFAULT.

     (a) Any of the following occurrences will be an event of default by Customer under the Agreement:

          (i) If Customer breaches any of the terms of, or defaults in the performance of any of its obligations under this Agreement (except its obligations to make payments under this Agreement), and such default continues for a period of thirty (30) days after receipt by Customer of written notice from the Company of such default;

          (ii) If Customer defaults in the payment of any sum due Company and such default continues for a period of ten (10) days after receipt of written notice from the Company of such default;

          (iii) If Customer becomes the subject of any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, convenes a meeting of its creditors, admits in writing its insolvency or inability to pay its debts when they become due, or is unable to pay or is generally not paying its debts as they become due;

          (iv) If any substantial portion of Customers assets are seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within five (5) days thereof.

     (b) Any of the following occurrences will be an event of default by Company under the Agreement:

          (i) If Company fails to provide Services materially conforming to the Service Performance Standards applicable to this Agreement, which failure continues for the longer period of ten (10) days after receipt by the Company

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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     of Customer's written notice of said failure, or after the expiration of a longer cure period granted to the Company in writing by Customer (in Customer's sole discretion), shall be a Default of this Agreement.

          (ii) If Company becomes the subject of any voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceeding, makes an assignment for the benefit of creditors, convenes a meeting of its creditors, admits in writing its insolvency or inability to pay its debts when they become due, or is unable to pay or is generally not paying its debts as they become due;

          (iii) If any substantial portion of Company's assets are seized or levied upon by writ of attachment, garnishment, execution or otherwise, and such seizure or levy is not released within five (5) days thereof.

     16.  TERMINATION AND SUSPENSION.

     (a) Either party may terminate this Agreement in the event of Default by the other party if such Default continues beyond the period for cure provided for in Paragraph 15 above.

     (b) If this Agreement is terminated because of Customer Default, or if Customer terminates this Agreement for its own convenience, the Company shall cease providing Services to Customer, including maintenance services, and satellite spectrum. Customer shall be liable to the Company for its resulting damages, not to exceed any unpaid amounts owed by Customer to the Company under this Agreement. The Company shall be obligated to mitigate its damages to the extent possible.

     (c) If this Agreement is terminated because of a Default by Company or for Company's convenience, the Company shall be responsible for the payment of monthly charges hereunder only up to the date of termination.


     17. CONFIDENTIALITY. Information and data that is delivered or disclosed under this Agreement shall be held in confidence by the receiving party, and shall never be disclosed or used except by those employees or authorized representative(s) of the receiving party who have a need to know, are subject to a confidentiality covenant equivalent to this covenant, and agree only to use such information for the purpose of performing this Agreement. The receiving party will use the same level of care in safeguarding such confidential information as it normally takes to preserve and safeguard its own confidential information. The receiving party shall not be liable for the disclosure of such information or data if such information or data:

     (a) is, or becomes, publicly known, other than by breach of this Agreement;

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249

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     (b)  is obtained from a third party without restriction;

     (c)  is previously known by the receiving party;

     (d) is, at any time, developed by the receiving party completely independently of any disclosure hereunder; or

     (e)  is required to be released by law.

     18. SEVERABILITY. In the event any one or more of the provisions of this Agreement for any reason shall be held to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired and shall remain in full force and effect as though the invalid provision had never been a part hereof.

     19. NON-WAIVER. The failure of either party to insist upon strict adherence to any term or condition of this Agreement on any occasion shall not be considered a waiver by either party of any right thereafter to insist upon strict adherence to that or any other term or condition of this Agreement. No waiver shall be of any force or effect unless in writing.

     20. GOVERNING LAW. For the interpretation and enforcement of this Agreement, the parties expressly submit hereby to the jurisdiction and applicable laws in Texas, hereby expressly waiving any other jurisdiction which may correspond to them for reason of their present or future domiciles or for any other reason whatsoever.

     21. RELATIONSHIP OF PARTIES. This Agreement is not intended by the parties to constitute or create a joint venture, pooling arrangement, employment arrangement, partnership, agency or formal business organization of any kind. The Company shall be an independent contractor of Customer's for all purposes at all times, and neither party shall act as or hold itself out as agent for the other or create or attempt to create liabilities for the other party, unless specifically authorized to do so by separate agreement.

     22. INVOICES. Invoices shall be addressed to Customer at the address set forth in Addendum 1. Customer shall pay all amounts owing to the Company under this Agreement by forwarding payment as is set forth in Addendum 1.

     23. NOTICES. Any and all notices given under this Agreement shall be in writing and shall be transmitted to the appropriate party by hand delivery or by Certified Mail, return receipt requested, postage prepaid, or transmitted by telegram, telex or facsimile, addressed as set forth in Addendum 1. Each party may designate by notice in writing a new address or person to which any notice may thereafter be given, served or sent. Unless otherwise provided in this Agreement, each notice shall be deemed received when delivered to the addressee(s) (with return receipt, the delivery receipt, the affidavit of

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
            12500 NETWORK BLVD., SUITE 407 SAN ANTONIO, TEXAS 78249
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messenger or, with respect to a telex, the answerback being deemed conclusive evidence of such delivery), or at such time as delivery is refused by the addressee(s).

     24. ENTIRE AGREEMENT; MODIFICATION. This Agreement, together with all Addendums referred to and incorporated herein by reference, comprises the entire agreement of the parties with respect to the subject matter hereof, and cancels and supersedes any and all prior or contemporaneous agreements, understandings, arrangements or representations made between the parties and relating to this subject matter. In case of conflict between this Agreement and any documents incorporated herein by reference, or between the incorporated documents themselves, the Agreement shall take precedence over the incorporated documents, and the incorporated documents shall take precedence in the order listed on the face of the documents.

     This Agreement may be modified, changed or amended only by an express written amendment signed by duly authorized representatives of both parties to this Agreement, stating that the written document is an amendment to this Agreement.


                                             ACCEPTED BY:


___________________________             AMERICAN TELESOURCE
      "CUSTOMER"                        INTERNATIONAL, INC.


BY:________________________             BY:___________________________

TITLE:_____________________             TITLE:________________________

DATE:______________________             DATE:_________________________

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
             12500 NETWORK BLVD., SUITE 407, SAN ANTONIO, TX 78249

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                                  ADDENDUM 1

     This Addendum is hereby incorporated into the underlying Agreement as though an original part thereof.

1.   The Company shall provide the following Service:


2. Invoices shall be sent to Customer at the following address:

          _________________________
          _________________________
          _________________________
          Attention:_______________


3. Customer shall forward all payments to Company at the following address:

          American Telesource International, Inc.
          12500 Network Blvd., Suite 407
          San Antonio, TX 78249
                                      OR

          via wire transfer to Company's designated bank account.

All billing inquiries shall be made by calling the following telephone number:
(210) 558-6090.

4. Notices shall be sent to Customer at the following address:
                            --------

          _________________________
          _________________________
          _________________________
          Attention:_________________________


5. Notices shall be sent to Company at the following address:
                            -------

          American Telesource International, Inc.
          12500 Network Blvd., Suite 407
          San Antonio, TX 78249

                                        AMERICAN TELESOURCE
                                        INTERNATIONAL, INC.

BY:______________________________       BY:______________________________

TITLE:___________________________       TITLE:___________________________

DATE:____________________________       DATE:____________________________

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                    AMERICAN TELESOURCE INTERNATIONAL, INC.
             12500 NETWORK BLVD., SUITE 407, SAN ANTONIO, TX 78249

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                                  ADDENDUM 2

     This addendum is incorporated into the underlying Agreement as though an original part thereof.

BASIC AGREEMENT CHARGES:



          Service Commencement Fee:          $
                                             ----------------

          Total Monthly Service Charge:      $
                                             ----------------

          Total SCT/Telcomm Tariff:          $
                                             ----------------

The Service Commencement Fee and Base Monthly Service Charge include all charges, taxes, assessments, surcharges, fees and tariffs imposed by the Mexican Government or the United States Government. The Customer shall be responsible for any and all charges imposed by Telecommunicaciones de Mexico ("Telecomm"). The tariff imposed by Telecomm is always subject to change at any time. The amount quoted above is an estimate as of this date and is only for budgetary purposes. Any documentation pertaining to changes in tariffs imposed by Telecomm will be forwarded to Customer as soon as it is available. The Company shall be responsible to provide and maintain a "turn-key" system to Customer which provides the Services for the term of this Agreement in exchange for the payments provided for herein. Customer shall not be subject to any other charges of any nature whatsoever unless specifically provided for herein. The Company may pass through to Customer, and Customer shall pay, any increases or adjustments in the Company's costs from service providers to the Company upon satisfactory approval from the Customer.


                                        AMERICAN TELESOURCE
                                        INTERNATIONAL, INC.

BY:______________________________       BY:______________________________

TITLE:___________________________       TITLE:___________________________

DATE:____________________________       DATE:____________________________